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                                                                    EXHIBIT 10.5

                             SCM MICROSYSTEMS, INC.

                   1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES



1.      Purposes of the Plan.  The purposes of this Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        -      to provide additional incentive to French Employees, and

        - to promote the success of the Company's business and the business of its French subsidiary.

        This Plan is a sub-plan created under and pursuant to the U.S. Plan. Options shall be granted under the Plan at the discretion of the Administrator from the pool of available shares under the U.S. Plan, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the U.S. Plan shall have the same defined meanings in this Plan, and, except as otherwise provided herein, Options granted under this Plan shall be subject to the terms and conditions of the U.S. Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Disability" means total and permanent disability, as defined under Applicable Laws.

               (b) "Employee" means any person employed by a Subsidiary in a salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France.

               (c) "Fair Market Value" means, as of any date, the dollar value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the Nasdaq Stock Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but



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selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (d) "Option Price" means the per share price for exercising an Option, determined in accordance with subsection 8(a) of the Plan.

               (e) "Plan" means this SCM Microsystems, Inc. 1997 Stock Plan for French Employees.

               (f)    "U.S. Plan" means the SCM Microsystems, Inc. 1997 Stock
Plan.

        3. Stock Subject to the Plan. The maximum aggregate number of Shares that may be optioned and sold under the Plan is the available pool of Shares under the U.S. Plan. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock, whether preferred stock of the Company or Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated) or the U.S. Plan.

        4. Reporting to the Shareholders' Meeting. In its annual proxy statement to the shareholders, the Board shall inform the shareholders as to the number and price of the Options granted hereunder, and as to the Shares purchased upon exercise of such Options.

        5. Eligibility. Options may be granted only to Employees; provided, however, that the President Directoire General, the Directoire General and other directors who are also Employees of a Subsidiary may be granted Options.

        6. Term of Plan. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until the termination of the U.S. Plan or the date five (5) years from the date of its adoption, whichever is sooner, unless terminated earlier under Section 10 of the Plan.

        7. Term of Option. The term of each Option shall be as stated in the Option Agreement; provided, however, that subject to Section 9(d) hereof, the maximum term of an Option shall not exceed ten (10) years from the date of grant of the Option.


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        8.     Option Price and Consideration.

               (a) Option Price. The Option Price for the Shares to be issued pursuant to exercise of an Option shall be one hundred percent (100%) of the Fair Market Value on the date the Option is granted. The Option Price shall not be modified while the Option is outstanding.

               (b) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                       (i)   cash or check (denominated in U.S. Dollars);

                      (ii)   wire transfer (denominated in U.S. Dollars);

                      (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                      (iv) any combination of the foregoing methods of payment.

        9.     Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Subsidiary receives:

                      (i) written notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit A) from the person entitled to exercise the Option;

                      (ii) full payment for the Shares with respect to which the Option is exercised; and

                      (iii) a written subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit
B) from the person entitled to exercise the Option.

                      Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary.

               (b) Termination of Employment Relationship. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within thirty (30) days (or such other period of time not


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exceeding three (3) months as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six
(6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

        10.    Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.


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                             SCM MICROSYSTEMS, INC.

                   1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the U.S. Plan and the 1997 Plan for French Employees shall have the same defined meanings in this Option Agreement.

I.      NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:                 ___________________________________

                                             ___________________________________

                                             ___________________________________


        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:


        Date of Grant                        ___________________________________

        Vesting Commencement Date            ___________________________________

        Exercise Price per Share             $__________________________________

        Total Number of Shares Granted       ___________________________________

        Total Exercise Price                 $__________________________________

        Term/Expiration Date:                ___________________________________

        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule: 25% of the shares subject to the option shall vest twelve (12) months after the vesting commencement date and 1/48 of the shares subject to the option shall vest each month thereafter.

        Termination Period:

        This Option may be exercised for thirty (30) days after termination of the employment relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan.




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II.     AGREEMENT

        1. Grant of Option. The Board of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price (the "Exercise Price"), per share set forth in the Notice of Grant subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 10(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        2.     Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice to the Subsidiary, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), by delivery of a subscription agreement to the Subsidiary, in the form attached as Exhibit B (the "Subscription Agreement") and such other representations and agreements as may be required by the Company or the Subsidiary. Until such Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the U.S. Plan. The Exercise Notice and Subscription Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Subsidiary. The Exercise Notice and Subscription Agreement shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such fully executed Exercise Notice and Subscription Agreement accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:


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               (a)    cash or check (denominated in U.S. Dollars);

               (b)    wire transfer (denominated in U.S. Dollars);

               (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or


        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY OR THE SUBSIDIARY.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.


OPTIONEE:                                       SCM MICROSYSTEMS, INC.


_____________________________                   ________________________________
Signature                                       By

_____________________________                   ________________________________
Print Name                                      Title


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                                    EXHIBIT A


                             SCM MICROSYSTEMS, INC.

                   1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                 EXERCISE NOTICE


SCM Microsystems, Inc.

__________________________________
__________________________________
__________________________________

Attention:  General Secretary

        1. Exercise of Option. Effective as of today, ___________, 199__, the undersigned ("Optionee") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of SCM Microsystems, Inc. (the "Company") under and pursuant to the 1997 Stock Plan for French Employees (the "Plan") and the Stock Option Agreement dated ___________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

        2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until issuance of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

        5. Tax Consultation. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Subscription Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof,




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and such agreement is governed by the laws of California
and the United States of America except for that body of laws pertaining to conflict of laws.



Submitted by:                                Accepted by:

OPTIONEE:                                    SCM MICROSYSTEMS, INC.


_________________________________            ___________________________________
Signature                                    By

_________________________________            ___________________________________
Print Name                                   Title

Address:

________________________________
________________________________





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                                    EXHIBIT B


                             SCM MICROSYSTEMS, INC.

                   1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             SUBSCRIPTION AGREEMENT



SCM Microsystems, Inc.

______________________
______________________
______________________


Attention:  General Secretary

        1.     Amount and Terms of the Subscription

               In conformity with the Stock Plan promulgated for the French employees (the "Plan") of SCM Microsystems, Inc. (the "Company"), Options to subscribe to Shares of Common Stock (the "Shares") were granted according to the Stock Option Agreement dated _________________ (the "Option Agreement").

               _______ Shares shall be issued for the benefit of the undersigned (the "Subscriber") in accordance with the applicable laws of the United States of America and the State of California.

               The Shares subscribed to may be paid up by:

               (a)    cash or check (denominated in U.S. Dollars);

               (b)    wire transfer (denominated in U.S. Dollars);

               (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or


        2.     Transfer of the funds

               The funds coming from the subscription of Shares under the Plan shall be paid over to the Subsidiary by the participating Employees. Full payment shall be deemed to be definitively made upon the date of receipt of the payment in the bank accounts in France of the Subsidiary.





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        3.     Subscription Agreement

               I, the undersigned,  Last name     ______________________________
                                    First name    ______________________________
                                    Residence     ______________________________

               subscribe to ________ Shares.

        Supporting my subscription I shall pay the total amount of the Purchase Price of the Shares following one or more of the methods described in Section 1 above.


The Subscriber                                  SCM MICROSYSTEMS, INC.

_____________________________                   ________________________________
Signature                                       By

_____________________________                   ________________________________
Name                                            Title

Address   ___________________
          ___________________
          ___________________



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